THIS DOCUMENT PREPARED BY:
        T. Dickson
        AKERMAN, SENTERFITT & EIDSON, P.A.
        Post Office Box 231
        Orlando, FL  32802-0231
        (407) 843-7860

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THIS  MORTGAGE  SECURES THE REPAYMENT OF
NDUSTRIAL  DEVELOPMENT  REVENUE BONDS
ISSUED BY THE MORTGAGEE AND PURSUANT
TO CHAPTER 159, FLORIDA STATUTES, IS
EXEMPT FROM DOCUMENTARY STAMP TAX AND
INTANGIBLE TAX.


                         MORTGAGE AND SECURITY AGREEMENT

        THIS MORTGAGE AND SECURITY  AGREEMENT (this  "Mortgage")  made as of the
24th day of September, 1997, between ELXSI, a California corporation ("Mortgagor"), whose address is 3600 Rio Vista Ave., Orlando, Florida, and ORANGE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a public body corporate and politic and a public instrumentality duly created and existing under and by virtue of the laws of the State of Florida, its successors and assigns
("Mortgagee") whose address is 200 E. Robinson Street, Suite 600, Orlando, Florida 32801.


                              W I T N E S S E T H :

        WHEREAS, Mortgagor is indebted to Mortgagee in the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00), together with interest thereon, pursuant to a promissory note in the principal amount of $2,500,000.00 executed by Mortgagor and delivered to Mortgagee, the final payment of which is due on or before September 1, 2012 (the "Note"), which by reference is made a part hereof to the same extent as though set out in full herein;

        NOW, THEREFORE, (a) to secure the performance and observance by Mortgagor of all covenants and conditions contained in the Note, including any renewal, extension or modification thereof, and in this Mortgage and the other Bond Documents (as used herein, such term shall have the meaning set forth in the Loan Agreement referred to below); and (b) also in order to charge the properties, interests and rights hereinafter described with such payment, performance and observance; and (c) for and in consideration of the sum of One and No/100 ($1.00) Dollar paid by Mortgagee to Mortgagor this date, and for other valuable consideration, the receipt of which is acknowledged, Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm unto Mortgagee, its successors and assigns forever, all right, title and interest of Mortgagor in and to:

                             THE MORTGAGED PROPERTY:

        (B) THE LAND. All the land located in the County of Orange, State of Florida (the "Land"), described in Exhibit A attached hereto and made a part hereof.

        (C) THE IMPROVEMENTS, THE PERSONALTY, EASEMENTS AND OTHER INTERESTS. TOGETHER WITH all improvements of every nature whatsoever now or hereafter situated on the Land and those rights and properties set forth and described in Exhibit B attached hereto and made a part hereof.

        (D) ASSIGNMENT OF RENTS. TOGETHER WITH all rents, royalties, issues, profits, revenue, income and other benefits from the property described in paragraphs (A) and (B) hereof to be applied against the indebtedness and other sums secured hereby, provided, however, that permission is hereby given to Mortgagor so long as no default has occurred hereunder, to collect, receive, take, use and enjoy such rents, royalties, issues, profits, revenue, income and other benefits as they become due and payable, but not in advance thereof. The foregoing assignment shall be fully operative without any further action on the part of either party and specifically Mortgagee shall be entitled, at its option upon the occurrence of a default hereunder, to all rents, royalties, issues, profits, revenue, income and other benefits from the property described in paragraphs (A) and (B) hereof whether or not Mortgagee takes possession of the property described in paragraphs (A) and (B) hereof. Upon any such default hereunder, the permission hereby given to Mortgagor to collect such rents, royalties, issues, profits, revenue, income and other benefits from the property described in paragraphs (A) and (B) hereof shall terminate and such permission shall not be reinstated upon a cure of the default without Mortgagee's specific written consent. Neither the exercise of any rights under this paragraph by Mortgagee nor the application of any such rents, royalties, issues, profits, revenue, income or other benefits to the indebtedness and other sums secured hereby, shall cure or waive any default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

        This instrument constitutes an absolute and present assignment of the rents, royalties, issues, profits, revenue, income and other benefits from the Mortgaged Property, subject, however, to the conditional permission given to Mortgagor to collect, receive, take, use and enjoy the same as provided hereinabove; provided, further, that the existence or exercise of such right of Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment by Mortgagor shall be subject to the rights of Mortgagee hereunder.

        Everything referred to in paragraphs (A), (B) and (C) hereof and any additional property hereafter acquired by Mortgagor and subject to the lien of this Mortgage or intended to be so is herein referred to as the "Mortgaged Property."

        TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof unto Mortgagee, its successors and assigns, to its own proper use and benefit forever, subject, however, to the terms and conditions herein;

        PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid to Mortgagee the principal of, interest on and all other amounts payable under the Note, this Mortgage and the other Bond Documents at the times and in the manner stipulated in the Note, this Mortgage and such other Bond Documents, all without any deduction or credit for taxes or other similar charges paid by Mortgagor, and shall keep, perform and observe all the covenants and premises in the Note, and any renewal, extension or modification thereof, and in this Mortgage and the other Bond Documents, and in any amendments or supplements thereto, to be kept, performed or observed by Mortgagor, then this Mortgage, and all the properties, interest and rights hereby granted, conveyed and assigned shall cease and be void, but shall otherwise remain in full force and effect.

        Mortgagor covenants and agrees with Mortgagee as follows:

                                    ARTICLE I

                             COVENANTS OF MORTGAGOR

        Section I.1 Performance of Note, Mortgage, etc. Mortgagor shall perform, observe and comply with all provisions of the Note, and any renewal, extension or modification thereof and of this Mortgage and every other instrument securing the Note, and any and all amendments or supplements thereto, and will promptly pay to Mortgagee the principal with interest thereon and all other sums required to be paid by Mortgagor under the Note and pursuant to the provisions of this Mortgage and of every other instrument securing the Note when payment shall become due, all without deduction or credit for taxes or other similar charges paid by Mortgagor.

        Section I.2 Performance of Loan Agreement. Mortgagor shall perform, observe and comply with all provisions of that certain Loan Agreement between Mortgagor and Mortgagee of even date herewith, and any and all amendments and supplements thereto (the "Loan Agreement," the capitalized terms used herein and not otherwise defined having the meanings given to such terms in said Loan Agreement).

        Section I.3 Performance of Indenture. Mortgagor shall perform, observe and comply with all provisions of the Indenture, and any and all amendments and supplements thereto, to the extent the provisions thereof are applicable to Mortgagor or describe performance, observance or compliance by Mortgagor.

        Section I.4 Performance of Other Bond Documents. Mortgagor shall perform, observe and comply with all provisions of each and all of the other Bond Documents, and any and all amendments and supplements thereto, to the extent the provisions thereof are applicable to Mortgagor or describe performance, observance or compliance by Mortgagor.

        Section I.5 Warranty of Title. Mortgagor covenants and warrants that it is seized of an indefeasible estate in fee simple in the Land and real property hereby mortgaged, is the owner of the personal property in which a security interest is granted hereunder and has good right, full power and lawful authority to convey, mortgage and encumber the same as provided herein; that Mortgagee may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Land and real property hereby mortgaged and every part thereof; that the Land and real property and the personal property in which a security interest is granted hereunder is or will be free and clear of all liens, security interests, charges and encumbrances whatsoever, except for the lien for property taxes not yet due and payable and those Permitted Encumbrances, if any, as defined and described in the Loan Agreement. Mortgagor shall and will make such further assurances to perfect Mortgagee's fee simple title to the Land and the real property hereby mortgaged, and the title to the personal property hereby mortgaged or made subject to the security interest hereby created as may reasonably be required. Mortgagor fully warrants the title to the Land and real property and the personal property in which a security interest is granted hereunder and will forever defend the same against the claims of all persons whomsoever claiming.

        Section I.6 Zoning and Environmental Laws.

              (1)  Mortgagor   represents,   covenants  and  warrants  that  all
applicable zoning laws, ordinances and regulations affecting the Land permit the use and occupancy of the Plant as a manufacturing facility.

              (2) For purposes of this Mortgage, "Hazardous Materials" shall mean all hazardous and toxic substances, wastes or materials, all pollutants or contaminants, asbestos, or other similar substances and all raw materials containing such substances which are regulated under any Environmental Law and includes, but is not limited to, all petroleum based substances such as gasoline and oil based products. As such, reference to "Hazardous Materials" is not limited to substances which are of necessity "hazardous or toxic" but includes any substances regulated under any local, state or federal law whether or not those substances are "hazardous or toxic". For purposes of this Mortgage, "Environmental Laws" shall mean all applicable environmental laws, rules and regulations whether federal, state or local including, without limitation, the Federal Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability of 1980 and all amendments and supplements thereto. With respect to Hazardous Materials, Mortgagor represents, warrants and covenants as follows:

                         (1) Neither Mortgagor nor, to the best knowledge of Mortgagor after due inquiry, any other Person has ever caused or permitted any
                                  Hazardous   Materials  to  be  placed,   held,
                                  located or disposed of on, under or at the Land or any part thereof, nor has the Land or any part thereof ever been used (whether by the Mortgagor or, to the best knowledge of the Mortgagor after due inquiry, by any Person) as a dump site or storage site (whether permanent or temporary) for any

                                  Hazardous Materials; or (ii) Mortgagor has fully disclosed to Mortgagee in writing the existence, extent and nature of any Hazardous Materials, which Mortgagor is legally authorized and empowered to maintain on, in or under the Land or used in connection therewith, and Mortgagor has obtained and will maintain all licenses, permits and approvals required with respect thereto, and is in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals;

                         (2) The Land is now, and at all times hereafter will continue to be, in full compliance with all Environmental Laws;

                         (3) Mortgagor hereby agrees to indemnify Mortgagee and hold the Mortgagee harmless from and against any and all losses, liabilities, judgments, damages, penalties, fines, liens, suits, injuries, costs (including clean-up costs), expenses (including attorneys', consultants' or experts' fees and expenses) and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against Mortgagee for, with respect to, or as a direct or indirect result of, (i) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, the Land of any Hazardous Materials (including, without limitation, any losses, liabilities, judgments, damages, penalties, fines, liens, suits, injuries, costs (including clean-up costs), expenses (including attorneys', consultants' or experts' fees and expenses or claims asserted or arising under any Environmental Laws which may require the elimination or removal of such Hazardous Materials by Mortgagor, Mortgagee or any successors or assigns thereof), regardless of whether or not caused by, or within the control of, Mortgagor or (ii) any representation or warranty by Mortgagor contained in this Section 1.6(b) being false or untrue in any material respect;

                         (4) If Mortgagor receives any notice of (i) the happening of any event involving the generation, use, spill, discharge or storage, disposal or cleanup of any Hazardous Materials (a "Hazardous Discharge") affecting Mortgagor or the Land or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, surface contaminations, noise emissions or any other environmental, health or safety matter affecting Mortgagor or the Land (an "Environmental Complaint") from any Person, including, without limitation, the United States Environmental Protection ("EPA") or any agency, department or authority of the State of Florida, then Mortgagor will give, within seven (7) Business Days, oral and written notice of same to Mortgagee. Mortgagor will also give Mortgagee oral and written notice of any change in the nature or extent of any Hazardous Materials maintained on, in or under the Land within seven (7) Business Days of such change;

                         (5) Without limitation of Mortgagee's rights under this Mortgage, Mortgagee shall have the right, but not the obligation, to enter onto the Land or to take such other actions as it deems necessary or advisable to cleanup, remove,
                                  resolve   or   minimize   the  impact  of,  or
                                  otherwise deal with, or participate in such actions with respect to any such Hazardous Discharge or Environmental Complaint upon its receipt of any notice from any Person, including, without limitation, the EPA, asserting the existence of any Hazardous Discharge or Environmental Complaint on or pertaining to the Land which, if true, could result in an order, suit or other action against Mortgagor affecting any part of the Land by any governmental agency or otherwise which, in the sole opinion of Mortgagee, could jeopardize Mortgagee's security under this Mortgage. All reasonable costs and expenses incurred by Mortgagee in the exercise of any such rights shall be secured by this Mortgage and shall be payable by Mortgagor upon demand, together with interest thereon at a rate equal to the Overdue Rate.

              (3) Mortgagor shall indemnify and hold Mortgagee, the Trustee and each Bondholder harmless from and against all claims, damages, losses, costs and expenses resulting from a violation of the covenants contained in this Section
1.6 or as a result of a violation by Mortgagor of any federal or similar state law relating to Hazardous Materials, which indemnification shall survive Payment of the Bonds (as defined in the Loan Agreement) and cancellation of this Mortgage.

              (4) The provisions of this Section 1.6 shall be in addition to and not in derogation of the Environmental Agreement; provided, however, to the extent of any conflict between the provisions of this Section 1.6 and the provisions of the Environmental Agreement, Mortgagee and the Bondholder shall be entitled to elect, in its sole discretion, which provisions shall control.

        Section I.7 Taxes and Liens.

              (1) Subject to any right of contest granted under the Loan Agreement, Mortgagor shall pay or bond promptly, when and as due, and shall promptly, upon request by Mortgagee, exhibit to Mortgagee receipts for the payment of all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations and encumbrances of every kind whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged
Property or any part thereof, or upon or against this Mortgage or the indebtedness or other sums secured hereby, or upon or against the interest of Mortgagee in the Mortgaged Property, as well as all income taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality, borough or other taxing authority upon or against Mortgagor or in respect of the Mortgaged Property or any part thereof, and any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property prior to or equal to the lien of this Mortgage before they become delinquent and before any interest attaches or any penalty is incurred.

              (2) Subject to any right of contest granted under the Loan Agreement, Mortgagor shall not permit or suffer for more than sixty (60) days any mechanics', laborers', materialmen's, statutory or other lien upon any of the Mortgaged Property.

              (3) If an Event of Default shall occur and shall not have been waived, Mortgagee may require Mortgagor to deposit with Mortgagee on the first day of each month, in addition to making any required payments of principal and interest, until the Note is fully paid, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments as estimated by Mortgagee to be sufficient to enable Mortgagee to pay at least thirty (30) days before they become due all taxes, assessments and other similar charges against the Mortgaged Property or any part thereof. Such deposits shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Mortgagee, and no interest, shall be payable in respect thereof. Upon demand by Mortgagee, Mortgagor shall deliver to Mortgagee such additional monies as are required to make up any deficiencies in the amounts necessary to enable Mortgagee to pay such taxes, assessments and similar charges. In the event of a default under any of the terms, covenants and conditions of the Note, this Mortgage or any of the other Bond Documents to be kept, performed or observed by Mortgagor, Mortgagee may apply to the reduction of the sums secured hereby, in such manner as Mortgagee shall determine, any amount held by Mortgagee under this Section 1.7(c).

              (4) Mortgagor shall not claim, demand or be entitled to receive any credit or credits on the principal or interest payable under the terms of the Note or on any other sums secured hereby, for so much of the taxes, assessments or similar impositions assessed against the Mortgaged Property or any part thereof as are applicable to the indebtedness secured hereby or to Mortgagee's interest in the Mortgaged Property. No deduction shall be claimed from the taxable value of the Mortgaged Property or any part thereof by reason of the Note, this Mortgage or any other instrument securing the Note.

         Section I.8 Eminent Domain. Unless the Mortgagor shall have prepaid the Note pursuant to the provisions of the Loan Agreement, in the event that title to, or the temporary use of, the Mortgaged Property or any part thereof shall be taken pursuant to eminent domain or condemnation proceedings, or any voluntary conveyance of any part of the Mortgaged Property during the pendency of, or as a result of a threat of, such proceedings ("Eminent Domain"), the Mortgagor shall be obligated to continue to make the payments required to be made pursuant to the Note and the gross proceeds from such proceeds, award or other amount, less all expenses (including attorneys' fees) incurred in the realization thereof ("Net Proceeds") received as a result of such Eminent Domain shall be paid to the Trustee and applied as follows:

              (1) If the amount of the Net Proceeds does not exceed $50,000.00, the Net Proceeds shall be paid to the Mortgagor and shall be applied to the repair, replacement, renewal or improvement of the Mortgaged Property as necessary.

              (2) If the amount of the Net Proceeds exceeds $50,000.00, the Net Proceeds shall be paid to and held by the Trustee as a special account in the Project Fund and invested in accordance with Section 602 of the Indenture pending receipt of written instructions from the Mortgagor. At the option of the Mortgagor, to be exercised within the period of ninety (90) days from the receipt by the Trustee of such Net Proceeds, the Mortgagor shall advise the Trustee that (A) the Mortgagor will use the Net Proceeds for the repair, replacement, renewal or improvement of the Mortgaged Property (such funds to remain with the Trustee and to be drawn down by the Mortgagor as provided in the Indenture in the case of withdrawals from the Project Fund), or (B) the Net Proceeds shall be applied to the prepayment of the Bonds as provided in Article X of the Loan Agreement. If the Mortgagor does not advise the Trustee within said period of ninety (90) days that it elects to proceed under clause (A) to use such Net Proceeds for the repair, replacement, renewal or improvement of the Mortgaged Property, such Net Proceeds shall be applied to the prepayment of the Bonds pursuant to Article X of the Loan Agreement. Any prepayment pursuant to the preceding sentence shall be effected on the next interest payment date not less than thirty (30) days after the expiration of said period of ninety (90) days without an election by the Mortgagor.

         The Mortgagor agrees that if it shall elect to use the moneys paid to the Trustee pursuant to paragraph (b) of this Section 1.8 for the repair, replacement, renewal or improvement of the Mortgaged Property, it will restore the Mortgaged Property, or cause the same to be done, to a condition substantially equivalent to its condition prior to the occurrence of the event to which the Net Proceeds were attributable. To the extent that the Net Proceeds are not sufficient to restore or replace the Mortgaged Property, the Mortgagor shall use its own funds to restore or replace the Mortgaged Property. Prior to the commencement of such work, the Trustee may require the Mortgagor to furnish a completion bond, escrow deposit or other satisfactory evidence of the Mortgagor's ability to pay or provide for the payment of any estimated costs in excess of the amount of the Net Proceeds. Any balance remaining after any such application of such Net Proceeds shall be paid to the Mortgagor. The Mortgagor shall be entitled to the Net Proceeds of any insurance proceeds resulting from Eminent Domain relating to property of the Borrower not included in the Mortgaged Property and not providing security for the Note.

         In case of a taking or proposed taking of all or any part of the Mortgaged Property or any right therein by Eminent Domain, the Mortgagor shall give prompt notice thereof to the Mortgagee. Each such notice shall describe generally the nature and extent of such taking, loss, proceeding or negotiations.

         Section I.9 Care of Property.

              (1) Mortgagor shall preserve and maintain the Mortgaged Property in good condition and repair. Mortgagor shall not remove, demolish, alter or change the use of any building, structure or other improvement presently or hereafter on the Land without the prior written consent of Mortgagee, except as provided in the Loan Agreement. Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof.

              (2) Except as otherwise provided in this Mortgage or the Loan Agreement, no fixture or other part of the Mortgaged Property shall be removed, demolished or altered, without the prior written consent of the Bondholder.

              (3) Mortgagee may enter upon and inspect the Mortgaged Property at any reasonable time during the life of this Mortgage.

              (4) Mortgagor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Mortgaged Property or any part thereof.

              (5) If all or any part of the Mortgaged Property shall be lost, damaged or destroyed by fire or any other cause, Mortgagor will give immediate written notice thereof to Mortgagee and the Bondholder and, subject to the terms of the Loan Agreement, shall promptly restore the Mortgaged Property to the equivalent of its original condition regardless of whether or not there shall be any insurance proceeds therefor. Subject to the terms of the Loan Agreement, if a part of the Mortgaged Property shall be lost, physically damaged or destroyed through condemnation, Mortgagor will promptly restore, repair or alter the remaining property in a manner satisfactory to Mortgagee.

         Section I.10 Transfer of Property. Mortgagor shall not sell, convey, transfer, lease or further encumber any interest in all or any part of the Mortgaged Property, except as provided in the Loan Agreement, without the prior written consent of Mortgagee.

         Section I.11 Further Assurances. At any time and from time to time, upon Mortgagee's request, Mortgagor shall make, execute and deliver or cause to be made, executed and delivered to Mortgagee and, from time to time thereafter to be rerecorded or refiled at such time and in such offices and places as shall be deemed desirable by Mortgagee any and all such further mortgages, instruments of further assurance, certificates and other documents as Mortgagee may consider necessary or desirable in order to effectuate, complete, enlarge in accordance with the Loan Agreement or perfect, or to continue and preserve the obligations of Mortgagor under the Note and this Mortgage, and the lien of this Mortgage as a first and prior lien upon all of the Mortgaged Property, whether now owned or hereafter acquired by Mortgagor. Upon any failure by Mortgagor to do so, Mortgagee may, at the expense of the Mortgagor, make, execute, record, file, rerecord or refile any and all such mortgages, instruments, financing statements, certificates and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints

Mortgagee the agent and attorney-in-fact of Mortgagor to do so which agency shall be deemed coupled with an interest and irrevocable.

         Section I.12 Leases Affecting Mortgaged Property. Mortgagor shall comply with and observe its obligations as landlord under all leases affecting the Mortgaged Property or any part thereof. Mortgagor, if required by Mortgagee, shall furnish promptly to Mortgagee executed copies of all such leases now existing or hereafter created, all of which shall be in form and substance satisfactory to the Mortgagee. Mortgagor shall not, except as provided in the Loan Agreement, without the express written consent of Mortgagee, amend, modify, surrender, terminate or extend any such lease now existing or hereafter created, or permit or suffer an assignment or sublease. Mortgagor shall not accept payment of rent more than one (1) month in advance without the prior written consent of Mortgagee.

         Section I.13 Expenses. Mortgagor shall pay or reimburse Mortgagee for all costs, charges and expenses, including reasonable attorney's fees and disbursements, and costs incurred or paid by Mortgagee in any action which is threatened, pending or completed (and any rehearing or retrial in connection with or appeal from any such action) or proceeding or dispute in which Mortgagee is or might be made a party in interest or appears as a party plaintiff or party defendant and which affects or might affect the Note, or the Mortgaged Property or any part thereof, or the interests of Mortgagor or Mortgagee therein, including but not limited to, the foreclosure of this Mortgage, condemnation or bankruptcy involving all or part of the Mortgaged Property or any action to protect the security hereof. All costs, charges and expenses (except where Mortgagor and Mortgagee are adverse parties) so incurred or paid by Mortgagee, unless awarded by the Court, shall become due and payable immediately, whether or not there be notice, demand, attempt to collect or suit pending. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Overdue Rate until paid by Mortgagor, shall be deemed Administrative Expenses and shall be added to the indebtedness and secured by the lien of this Mortgage.

         Section I.14 Mortgagee's Performance of Defaults. If Mortgagor defaults in the payment of any tax, assessment, encumbrance or other imposition, in its obligation to furnish insurance hereunder or in the performance or observance of any other covenant, condition or term in this Mortgage or in any other instrument securing the Note, Mortgagee may at its option perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and costs and expenses incurred or paid by Mortgagee in connection therewith shall become due and payable immediately by Mortgagor. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Overdue Rate from the date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Mortgage. Nothing contained herein shall be construed as requiring Mortgagee to advance or expend monies for any purposes mentioned in this paragraph, or for any other purpose. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or terms, without thereby becoming liable to Mortgagor or any Person in possession holding under Mortgagor.

         Section I.15 Books and Records. Mortgagor shall keep and maintain at all times complete, true and accurate books of accounts and records reflecting the results of the operation of the Mortgaged Property. Mortgagor shall furnish to Mortgagee financial statements and other financial information in accordance with and at the times required by the terms of the Loan Agreement. Mortgagor shall permit Mortgagee to inspect said books and records in accordance with the terms of the Loan Agreement.

         Section I.16 Estoppel Affidavits. Mortgagor, within ten (10) days after written request from Mortgagee, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of and interest on the Note, and any other unpaid sums secured hereby, and whether or not any offsets or defenses exist against such principal and interest or other sums.

         Section I.17 Security Agreement. With respect to any portion of the Mortgaged Property which constitutes personal property, fixtures or other property governed by the Uniform Commercial Code as adopted in the State of Florida ("UCC"), this Mortgage shall constitute a security agreement between Mortgagor as the Debtor and Mortgagee as the Secured Party, and Mortgagor hereby grants to Mortgagee a security interest in such portion of the Mortgaged Property and all cash or non-cash proceeds thereof (including insurance proceeds). Cumulative of all other rights of Mortgagee hereunder, Mortgagee shall have all of the rights conferred upon secured parties by the UCC. Upon request of Mortgagee, Mortgagor shall, at its expense, assemble such property and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor will execute and deliver to Mortgagee all financing statements that may from time to time be required by Mortgagee to establish and maintain the validity and priority of the security interest of Mortgagee, or any modification thereof, and pay all costs and expenses of any searches reasonably required by Mortgagee. Mortgagee may exercise any or all of the remedies of a secured party available to it under the UCC with respect to such property, and it is expressly agreed that if upon an Event of Default Mortgagee should proceed to seize, take possession of and dispose of such property in accordance with the provisions of the UCC or other applicable law, ten (10) days' notice by Mortgagee to Mortgagor shall be deemed to be reasonable notice under any provision of the UCC or other applicable law requiring such notice; provided, however, that Mortgagee may at its option dispose of such property in accordance with Mortgagee's rights and remedies with respect to the real property pursuant to the provisions of this Mortgage, in lieu of proceeding under the UCC or other applicable law.


                                   ARTICLE II

                                    DEFAULTS

         Section II.1 Event of Default. The term "Event of Default," wherever used in this Mortgage, shall mean any one or more of the following events (each of which shall be and constitute a default hereunder):

              (1) Occurrence of an "Event of Default" or a default or an event of default under the Loan Agreement or the Indenture.

              (2) Failure by Mortgagor to duly keep, perform and observe any covenant, condition or agreement in this Mortgage, which failure is not cured by Mortgagor within thirty (30) days after written notice of the same is delivered by Mortgagee to Mortgagor.

              (3) Default by Mortgagor under any agreement, document or instrument securing any other indebtedness of Mortgagor to Mortgagee, if such default is not cured within any grace period permitted therein and if such default permits the holder to cause such obligation to become due prior to its stated maturity. Mortgagor shall notify Mortgagee in writing of the occurrence of such default, specifying the nature of such default.

              (4) Material breach of any warranty or covenant or material untruth of any representation of Mortgagor contained in this Mortgage.

         Section II.2 Acceleration of Maturity. If an Event of Default shall have occurred, Mortgagee may (with the prior written direction of the Bondholder) declare the outstanding principal amount of the Note and the interest accrued thereon, and all other sums secured hereby, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become and be due and payable without demand or notice.

         Section II.3 Mortgagee's Power of Enforcement. If an Event of Default shall have occurred, Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy: (a) to enforce payment of the Note of the performance of any term hereof or any other right;
(b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property, under the judgment or decree of a court or courts of competent jurisdiction; and (c) to pursue any other remedy available to it. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as the Mortgagee may determine. In the event the Mortgaged Property is comprised of more than one parcel of real property, Mortgagor hereby waives any right to require Mortgagee to foreclose or exercise any of its other remedies against all of the Mortgaged Property as a whole or to require Mortgagee to foreclose or exercise such remedies against one portion of the Mortgaged Property prior to the foreclosure or exercise of said remedies against other portions of the Mortgaged Property.

         Section II.4 Mortgagee's Right to Enter and Take Possession, Operate and Apply Income.

              (1) If an Event of Default shall have occurred, Mortgagor, upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession of the Mortgaged Property, and if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all the Mortgaged Property, and may exclude Mortgagor and its agents and employees wholly therefrom and may have joint access with

Mortgagor to the books, papers and accounts of Mortgagor.

              (2) If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of the Mortgaged Property to Mortgagee along with all books, papers and accounts of Mortgagor, to the entry of which judgment or decree Mortgagor hereby specifically consents.

         Section II.5 Mortgagor shall pay to Mortgagee, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and reasonable compensation to Mortgagee, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

              (1) Upon every such entering upon or taking of possession, Mortgagee may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time:

                         (1)      make all  necessary  and  proper  maintenance,
                                  repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

                         (2)      insure or keep the Mortgaged Property insured;

                         (3) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor in its name or otherwise, with respect to the same; and

                         (4) enter into agreements with others to exercise the powers herein granted Mortgagee;

all as Mortgagee in its reasonable judgment from time to time may determine; and Mortgagee may collect and receive all the income, revenues, rents, issues and profits of the same, including those past due as well as those accruing thereafter; and shall apply the monies so received by Mortgagee in such priority as Mortgagee may determine to (A) the reasonable compensation, expenses and disbursements of the agents and attorneys; (B) the cost of insurance, taxes, assessments and other proper charges upon the Mortgaged Property or any part thereof; (C) the deposits for taxes and assessments and insurance premiums due; and (D) the payment of accrued interest and then principal on the Note.

         Mortgagee shall surrender possession of the Mortgaged Property to Mortgagor only when all that is due upon such interest, tax and insurance deposits and principal installments, and under any of the terms of this Mortgage, shall have been paid and all defaults made good. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and not be waived.

         Section II.6 Leases. Mortgagee, at its option, is authorized to foreclose this Mortgage, and the failure to make any tenants party defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Mortgagee to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

         Section II.7 Purchase by Mortgagee. Upon any such foreclosure sale, Mortgagee may bid for and purchase the Mortgaged Property and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

         Section II.8 Application of Indebtedness Toward Purchase Price. Upon any such foreclosure sale, Mortgagee may, if permitted by law, after allowing for the proportion of the total purchase price required to be paid in cash and for the costs and expenses of the sale, compensation and other charges, in paying the purchase price apply any portion of or all sums due to Mortgagee under the Note, this Mortgage or any of the other Bond Documents, in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon.

        Section II.9 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor agrees to the full extent permitted by law that in case of a default on its part hereunder, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of foreclosure of this Mortgage, or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereat, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.

         Section II.10 Receiver. If an Event of Default shall have occurred, Mortgagee, to the extent permitted by law and without regard to the value or occupancy of the security or the solvency of the Borrower, shall be entitled as a matter of strict right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all rents, revenues, issues, income, products and profits thereof and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of the state where the Land is located and such other powers as the court making such appointment shall confer. The expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits actually received by Mortgagee, whether received pursuant to this Section or Section 2.3 hereof. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as secured party hereunder to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee.

         Section II.11 Suits to Protect the Mortgaged Property. Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Mortgage,
(b) to preserve or protect its interest in the Mortgaged Property, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee's interest.

         Section II.12 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor, any Person guaranteeing or endorsing any of Mortgagor's obligations, its creditors or its property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Mortgagor under the Note, this Mortgage and any other instrument securing the Note, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Mortgagor after such date.

         Section II.13 Mortgagor to Pay the Note on Any Default in Payment; Application of Monies by Mortgagee.

              (1) If default shall be made in the payment of any amount due under the Note, this Mortgage or any other instrument securing the Note, then, upon Mortgagee's demand, Mortgagor will pay to Mortgagee the whole amount due and payable under the Note and all other sums secured hereby; and if Mortgagor shall fail to pay the same forthwith upon such demand, Mortgagee shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid together with costs and expenses including the reasonable compensation, expenses and disbursements of Mortgagee's agents and attorneys incurred in connection with such suit and any appeal in connection therewith. Mortgagee shall be entitled to sue and recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of this Mortgage, and the right of Mortgagee to recover such judgment shall not be affected by any taking, possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien hereof.

              (2) In case of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of the sums secured hereby, Mortgagee shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid and to recover judgment for any portion thereof remaining unpaid, with interest.

              (3) Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Mortgagee and no attachment or levy or any execution upon any of the Mortgaged Property or any other property shall in any way affect the lien of this Mortgage upon the Mortgaged Property or any part thereof or any lien, rights, powers or remedies of Mortgagee hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

              (4) Any monies  collected  or  received  by  Mortgagee  under this
Section 2.13 shall be applied in the manner provided in the Trust Indenture.

         Section II.14 Delay or Omission No Waiver. No delay or omission of Mortgagee or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

         Section II.15 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Note, this Mortgage or any other instrument securing the Note;
(d) releases any part of the Mortgaged Property from the lien of this Mortgage or any other instrument securing the Note; (e) consents to the filing of any map, plat or replat of the Land; (f) consents to the granting of any easement on the Land; or (g) makes or consents to any agreement changing the terms of this Mortgage or subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability under the Note, this Mortgage or otherwise of Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, cosigner, endorser, surety or guarantor. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Mortgagee, without notice to any Person, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

         Section II.16 Discontinuance of Proceedings; Position of Parties Restored. If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had occurred or had been taken.

         Section II.17 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by the Note, this Mortgage or any other instrument securing the Note is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note or any of the other Bond Documents, or now or hereafter existing at law, in equity or by statute.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

         Section III.1 Legal Representatives, Successors, and Assigns Included in Parties. Whenever one of the parties hereto is named or referred to herein, the legal representatives, successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective legal representatives, successors and assigns, whether so expressed or not. Further, it is specifically provided that this Mortgage shall be assigned by Mortgagee to the Trustee pursuant to the Indenture and, upon such assignment, all rights and remedies granted to Mortgagee hereunder shall inure to and may be exercised by the Trustee which shall be deemed to be the mortgagee hereunder.

         Section III.2 Addresses for Notices, etc. Any notice, report, demand or other instrument authorized or required to be given or furnished under this Mortgage to Mortgagor or Mortgagee shall be deemed given or furnished in accordance with the provisions of the Loan Agreement or the Indenture.

         Section III.3 Headings. The headings of the articles, sections, paragraphs and subdivision of this Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit to expand or otherwise affect any of the terms hereof.

         Section III.4 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained in the Note, this Mortgage or any other instrument securing the Note shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Note and any other instrument securing the Note shall be in no way affected, prejudiced or disturbed thereby.

         Section III.5 Changes, etc. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

         Section III.6 Governing Law. This Mortgage is made by Mortgagor and accepted by Mortgagee in the State of Florida, with reference to the laws of such State, and shall be construed, interpreted, enforced and governed by and in accordance with such laws (excluding the principles thereof governing conflicts of law).

         Section III.7 Overdue Rate. The Overdue Rate shall be as provided in Loan Agreement or the Note; in the event no such rate is provided therein, the Overdue Rate shall be the maximum rate of interest permitted by law at the time of default or the Reference Rate plus two percent (2%) per annum, whichever is lower.

         Section III.8 Joint and Several. If there is more than one Mortgagor hereunder, the duties, liabilities and obligations of Mortgagor hereunder shall be joint and several.

         Section III.9 Non-Homestead. The Mortgaged Property does not now constitute, and has not ever constituted, the homestead of Mortgagor.

         Section III.10 WAIVER OF JURY TRIAL. MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS MORTGAGE OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS MORTGAGE OR ANY DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS MORTGAGE, INCLUDING WITHOUT LIMITATION, THE OTHER BOND DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE'S ISSUANCE OF THE BONDS AND LOAN OF THE PROCEEDS THEREOF TO MORTGAGOR AND FOR MORTGAGEE'S ACCEPTANCE OF AND/OR ENTRY INTO ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION WITH THIS MORTGAGE, INCLUDING WITHOUT LIMITATION, THE OTHER BOND DOCUMENTS, FROM, OR WITH, MORTGAGOR AND/OR THE GUARANTORS.

         IN WITNESS WHEREOF, the undersigned have executed this instrument the day and year above first write

Signed, sealed and delivered           ELXSI
in the presence of:

                                       By:
-----------------------------              -------------------------------------
Name:                                  Name: Alexander M. Milley
     ------------------------          Title: President


-----------------------------
Name:
     ------------------------
                                       Attest:


                                       By:
-----------------------------              -------------------------------------
Name:                                  Name: David Doolittle
     ------------------------          Title: Vice President


-----------------------------
Name:                                  (CORPORATE SEAL)
     ------------------------
As to "Mortgagor"


                                       ORANGE COUNTY INDUSTRIAL
                                       DEVELOPMENT AUTHORITY

                                       By:
-----------------------------              -------------------------------------

Name:                                  Name: David A. Winters
     ------------------------          Title: Vice Chairman of the Orange County
                                              Industrial Development Authority

-----------------------------
Name:
     ------------------------
                                       Attest:

-----------------------------          -----------------------------------------
Name:                                  Name: David A. Winters
     ------------------------          Title: Vice Chairman of the Orange County
                       (SEAL)                 Industrial Development Authority
As to "Mortgagee"

STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this 24th day of September, 1997, by Alexander M. Milley and David Doolittle as the President and Vice President, respectively, of ELXSI, a California corporation, on behalf of the corporation.

                   -------------------------------------------
                   Name:
                        --------------------------------------
                   Notary Public, State of Florida
                   Personally Known
                                   ---------------------------
                   Produced Identification
                                          --------------------
                   Type of Identification:
                                          --------------------

                                 (NOTARIAL SEAL)

STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this 24th day of September, 1997, by David A. Winters as Vice Chairman of the Orange County Industrial Development Authority, a public body corporate and politic and a public instrumentality duly created and existing under and by virtue of the laws of the State of Florida, on behalf of said Authority.

                   -------------------------------------------
                   Name:
                        --------------------------------------
                   Notary Public, State of Florida
                   Personally Known
                                   ---------------------------
                   Produced Identification
                                          --------------------
                   Type of Identification:
                                          --------------------

                                 (NOTARIAL SEAL)



STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this 24th day of September, 1997, by Daniel A. Lynch as Secretary of the Orange County Industrial Development Authority, a public body corporate and politic and a public instrumentality duly created and existing under and by virtue of the laws of the State of Florida, on behalf of said Authority.

                   -------------------------------------------
                   Name:
                        --------------------------------------
                   Notary Public, State of Florida
                   Personally Known
                                   ---------------------------

                   Produced Identification
                                          --------------------
                   Type of Identification:
                                          --------------------

                                 (NOTARIAL SEAL)

                                   EXHIBIT "A"

                          Legal Description of the Land


        Lots 1 through 12, Block M and all of Block N lying North and West of Interstate 4, PLAT OF WOODHAVEN, as recorded in Plat Book J, Page 127, Public Records of Orange County, Florida.

                                   EXHIBIT "B"

                       Description of Additional Property


(b) All of the structures, buildings and improvements now or hereafter situated upon the Land.

(c) Any and all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, air rights, water, water stock, water rights, titles, interests, privileges, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the Land or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues, profits thereof, and all of the estate, right, title, interest, property, possession, "claim and demand whatsoever at law, as well as in equity, of the Mortgagor of, in and to the same.

(d) All right, title and interest of the Mortgagor, if any, in and to the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of or adjoining the Land, and in and to the appurtenances thereto.

(e) All rents, profits, issues and revenue of the Land and the buildings on the Land from time to time accruing, whether under leases or tenancies now existing or hereafter created.

(f) All of the Mortgagor's right, title and interest in and to any judgments, awards of damages, condemnation payments and settlements, including interest thereon, and the right to receive the same, which may be made with respect to the Land as a result of the exercise of the right of eminent domain, the alteration of the side of any street, any other injury or a decrease in the value of the Land, or proceeds of insurance awards.

(g) All machinery, apparatus, equipment, fittings, fixtures and tangible personal property of every kind and nature whatsoever now or hereafter located on the Land or in any buildings or improvements upon the Land, or any part thereof, and used or usable in connection with the construction of or any occupancy of any buildings on the Land or the operation of the Land, all additions thereto, and all substitutions and replacements therefor, but specifically excluding all fixtures, equipment, machinery, furniture and other items of tangible personal property owned by tenants occupying buildings on the Land.

(h) The Mortgagor's interest in all leases of the Land or portions thereof now existing or hereafter entered into by the Mortgagor, and all right, title and interest of the Mortgagor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees and vendees of their obligations thereunder, subject, however, to the terms of the leases pursuant to which such deposits are held.

(i) All deposits made with, or other security given to, utility companies by the Mortgagor

                            Page 1 of 2 Exhibit "B"
     with respect to the Land.

(j) All of the Mortgagor's rights relating to the Land or the operation thereof, or used in connection therewith, including, without limitation, the non-exclusive right to use trade names, service marks and trademarks.

(k) All proceeds of the conversion, voluntary or involuntary, or any of the foregoing into cash or liquidated claims, including proceeds of insurance and condemnation awards.

(l) All rights to other permits, authorizations and approvals granted the Mortgagor in regard to the Land such as, but not limited to, all building permits, certificates of occupancy, etc.

(m) All rights of the Mortgagor to any contracts relating to the Land such as, but not limited to, all contracts with any general contractors with regard to improvements to be constructed on the Land, engineer contracts, architects contracts, marketing contracts, management contracts, service or maintenance contracts, etc., and all claims or causes of actions arising therefrom in favor of the Mortgagor.

(n) All intangible rights of the Mortgagor regarding the Land such as, but not limited to, all impact fee credits, sewer fee credits, sewer rights and development rights, including, but not limited to, rights regarding to concurrency and the right to develop.

(o) All building materials, whether located upon or off the Land, and all warranties (seller's, manufacturer's, contractor's or other) given in connection with the Land, and all architectural or engineering plans, specifications and drawings, and surveys used in connection with or relating to the Land.


                            Page 2 of 2 Exhibit "B"

                                   ASSIGNMENT


     FOR VALUE RECEIVED, ORANGE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, hereby assigns, transfers and sets over to SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Trustee, the within Mortgage and Security Agreement, without recourse, this 24th day of September, 1997.


Signed, sealed and delivered           ORANGE COUNTY INDUSTRIAL
in the presence of:                    DEVELOPMENT AUTHORITY

                                       By:
-----------------------------              -------------------------------------
Name:                                  Name: David A. Winters
     ------------------------          Title: Vice Chairman of the Orange County
                                              Industrial Development Authority

-----------------------------
Name:
     ------------------------
                                       Attest:

-----------------------------          By:
Name:                                      -------------------------------------
     ------------------------          Name: David A. Winters
                       (SEAL)         Title: Vice Chairman of the Orange County
                                             Industrial Development Authority



STATE OF FLORIDA

COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this 24th day of September, 1997, by David A. Winters as the Vice Chairman of the Orange County Industrial Development Authority, a public body corporate and politic and a public instrumentality duly created and existing under and by virtue of the laws of the State of Florida, on behalf of said Authority.


                   -------------------------------------------
                   Name:
                        --------------------------------------
                   Notary Public, State of Florida
                   Personally Known
                                   ---------------------------
                   Produced Identification
                                          --------------------
                   Type of Identification:
                                          --------------------

                                 (NOTARIAL SEAL)


STATE OF FLORIDA

COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this 24th day of September, 1997, by Daniel A. Lynch as the Secretary of the Orange County Industrial Development Authority, a public body corporate and politic and a public instrumentality duly created and existing under and by virtue of the laws of the State of Florida, on behalf of said Authority.


                   -------------------------------------------
                   Name:
                        --------------------------------------
                   Notary Public, State of Florida
                   Personally Known
                                   ---------------------------
                   Produced Identification
                                          --------------------
                   Type of Identification:
                                          --------------------

                                 (NOTARIAL SEAL)